UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

Bell Microproducts Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose, California		95131-1721
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-451-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2006, Bell Microproducts Inc. (the "Company") announced the results of its consent solicitation relating to its $109,850,000 outstanding 3 ¾ % Convertible Subordinated Notes, Series B due 2024 (the "Notes"). Holders of $109,475,000 of the Notes (which is in excess of the requisite majority of the outstanding principal amounts) have consented to a waiver of defaults arising from the failure to file all reports and other information and documents which it is required to file with the SEC and the trustee. Further, these holders have agreed to amend the indenture governing the Notes (the "Indenture") to eliminate any provision that would trigger a default for the failure to file or deliver any reports required to be filed with the SEC or the trustee or the failure to comply with Section 314 of the Trust Indenture Act of 1939, as amended, and to add a provision for a special interest payment to holders of Notes if an eligible tender offer is not completed prior to February 1, 2007 (the "Amendments").

On December 20, 2006, the Company and Wells Fargo Bank, N.A., as trustee under the Indenture, executed a First Supplemental Indenture amending the Indenture, and such First Supplemental Indenture, which incorporates the Amendments described above, became effective on December 20, 2006. The foregoing is intended to be a summary of the terms of the Supplemental Indenture and is qualified in its entirety by reference to the Supplemental Indenture, attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Item 3.03 Material Modifications to Rights of Security Holders.

Reference is made to the disclosure made under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Shell company transactions: None.

(d) Exhibits:
Exhibit 4.1 - First Supplemental Indenture dated December 20, 2006
Exhibit 99.1 - Press release dated December 19, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.

December 21, 2006	By:	James E. Illson

Name: James E. Illson
Title: Chief Operating Officer, President of Americas and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	First Supplemental Indenture dated December 20, 2006
99.1	Press release dated December 19, 2006